                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                          ____________________________

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          ____________________________


       Date of Report (Date of earliest event reported): October 23, 2000

                          ____________________________

                                   XCEED INC.
             (Exact name of registrant as specified in its charter)
                          ____________________________


          Delaware                                    0-13049                             13-3006788
(State or other jurisdiction of                (Commission File Number)       (I.R.S. Employer Identification No.)
 incorporation)

                     233 Broadway, New York, New York 10279
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 553-3112

                          ____________________________

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not Applicable.

ITEM 5.  OTHER EVENTS

     On October 23, 2000, Xceed Inc. (the "Company") entered into an agreement with Douglas C. Laux to join the Company as its Chief Financial Officer. Prior to joining the Company, Mr. Laux was most recently the Chief Financial Officer at Drinks.com, Inc., an on-line marketing company and retailer of wine, beer and spirits. Previously, Mr. Laux served as the Chief Financial Officer and Chief Operating Officer at Platinum Entertainment, Inc., a music entertainment company. Before joining Platinum Entertainment, Inc., Mr. Laux spent the first 20 years of his career at Ernst & Young, LLP in Chicago, Illinois, where he was promoted to partner in 1986. Mr Laux received his Bachelor of Science from the University of Illinois in 1975 and is a Certified Public Accountant.

     The Company is making this Current Report on Form 8-K solely as a source of information for its stockholders.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

     Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b)   Financial Statements.

     Not Applicable.

     (c)  Exhibits.

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      XCEED INC.
                                      (Registrant)



Date:  November 6, 2000               /s/Howard A. Tullman
                                      --------------------
                                      Howard A. Tullman, Chief Executive Officer



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